UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2026

Aspire Biopharma Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41293	33-3467744
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

23150 Fashion Drive, Suite 232

Estero, Florida 33928

(Address of Principal Executive Offices)

(415) 592-7399

(Registrant’s Telephone Number)

194 Candelaro Drive, #233

Humacao, PR 00791

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ASBP	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of common stock	ASBPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K amends and restates the Current Report on Form 8-K, filed on April 16, 2026, in order to correct certain disclosure inaccuracies.

Item 1.01. Entry into a Material Definitive Agreement.

Securities Purchase Agreement

As previously reported, in the Company’s Current Report on Form 8-K filed on February 6, 2026 (the “February 8-K”), Aspire Biopharma Holdings, Inc. (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with certain accredited investors (the “Investors”), providing for a private placement (the “Offering”), of up to 25,000 shares of Series A Convertible Preferred Stock (the “Preferred Stock”), convertible into shares of the Company’s common stock (the “Common Stock”). The terms of the Securities Purchase Agreement, the Preferred Stock, and the related Certificate of Designations, Preferences and Rights of the Series A Convertible Preferred Stock, as amended (the “Certificate of Designation”) are described in the February 8-K and are incorporated herein by reference. This Current Report on Form 8-K reports the closing of the second tranche of the Offering.

The Securities Purchase Agreement and Registration Rights Agreement were previously filed as Exhibits 10.1 and 10.2, respectively, to the February 8-K and are incorporated herein by reference. The summary of the terms of the Certificate of Designation and the Securities Purchase Agreement and Registration Rights Agreement in the February 8-K are subject to, and qualified in their entirety by, the full text of such documents, which are incorporated herein by reference from the February 8-K.

No statement in this report or the attached exhibits is an offer to sell or a solicitation of an offer to purchase the Company’s securities, and no offer, solicitation or sale will be made in any jurisdiction in which such offer, solicitation or sale is unlawful.

The Offering

As previously disclosed, on February 6, 2026, the Company closed the first tranche of the Offering for an aggregate of 13,750 Shares, resulting in gross proceeds of $11,000,000 including the conversion of $943,801 in existing debt into Shares on the same terms. On April 15, 2026, the Company and the investors closed on the second tranche of the Offering for an aggregate of 12,500 Shares, resulting in gross proceeds of approximately $10,000,000. In both tranches, gross proceeds are before deducting fees to be paid to the placement agents and financial advisors of the Company and other estimated offering expenses payable by the Company. Proceeds from the $21,000,000 Offering net of transaction fees and expenses will be available to fund the cash component of the proposed Dura Driver Control Systems acquisition and for general corporate purposes.

RBW Capital Partners acting through Dawson James Securities Inc., served as placement agent on the transaction.

Item 5.03. Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

On April 13, 2026, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the Certificate of Designation of Series A Convertible Preferred Stock (the “Certificate of Amendment”).

The Certificate of Amendment amends the Company’s previously filed Certificate of Designation of Series A Convertible Preferred Stock, which was originally filed on February 2, 2026.

Pursuant to the Certificate of Amendment, the Company amended certain provisions of the Certificate of Designation, including clarifying and restating provisions relating to the designation and number of shares of Series A Convertible Preferred Stock. As amended, the Company has designated 30,000 shares of Series A Convertible Preferred Stock, each with a par value of $0.0001 and a stated value of $1,000 per share.

Except as expressly modified by the Certificate of Amendment, the Certificate of Designation remains in full force and effect.

The foregoing description of the Certificate of Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, including without limitation statements regarding the Company’s intended use of the net proceeds from the Offering. Actual results might differ materially from those explicit or implicit in the forward-looking statements. Important factors that could cause actual results to differ materially include: risks associated with market conditions; risks associated with the Company’s cash needs; and risks and uncertainties associated with the Company’s business and finances in general; and other risks and uncertainties set forth from time to time in the Company’s filings with the Commission. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and the Company expressly disclaims any obligation to update any forward-looking statements, whether because of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to the Certificate of Designation of Series A Convertible Preferred Stock, filed with the Secretary of State of the State of Delaware on April 13, 2026

10.1	Form of Securities Purchase Agreement, dated February 6, 2026 by and among Aspire Biopharma Holdings, Inc. and the purchasers named therein (incorporated by reference to the current report on Form 8-K, filed on by the Company on February 12, 2026)

10.2	Form of Registration Rights Agreement, dated February 6, 2026 by and among Aspire Biopharma Holdings, Inc. and the holders named therein (incorporated by reference to the current report on Form 8-K, filed on by the Company on February 12, 2026)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPIRE BIOPHARMA HOLDINGS, INC.

	By:	/s/ Ernest Scheidemann
Ernest Scheidemann
Chief Financial Officer

Date: April 17, 2026